Exhibit 10.32
                                                              -------------
                        ENVIRONMENTAL GUARANTY


                                                 Goshen, New York
                                                  August 28, 1997


     WHEREAS, TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its office for doing business at Fields Lane, PO Box 382, Brewster, New York 10509-0382 (the "Borrower"), has applied to MSB BANK, a federally chartered savings bank with its principal office at 35 Matthews Street, Goshen, New York 10924, (hereinafter called the "Lender"), for a loan in the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND AND 00/100 ($1,800,000.00) DOLLARS (the "Loan"), which Loan will be (i) evidenced by a certain Amended and Restated Mortgage Note dated the date hereof in the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND AND 00/100 ($1,800,000.00) DOLLARS given by Borrower to Lender (the "Note");
(ii) secured by certain mortgages as consolidated by Agreement dated the date hereof in the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND AND 00/100 ($1,800,000.00) DOLLARS given by Borrower to Lender and intended to be duly recorded in the Office of the Clerk of Putnam County, New York (the "Mortgage") covering that certain parcel of land located in the Town of Southeast, County of Putnam, State of New York, and more particularly described in the Mortgage (the "Premises"); and (iii) further secured by other documents executed in connection therewith (the "Other Security Documents").

     WHEREAS Lender is willing to make the Loan to Borrower only if the undersigned executes and deliver this guaranty;

     NOW, THEREFORE, in consideration of the Premises and of other valuable consideration and to induce Lender to make the Loan and to accept the Note, the Mortgage and the Other Security Documents, the undersigned agrees with Lender as follows:

     1. The undersigned absolutely, unconditionally and irrespective of any lack of validity or enforceability of the Note, the Mortgage and the Other Security Documents, or any other agreement or instrument relating thereto and irrespective of any other circumstance which may constitute a defense to this guaranty, guarantees that:

          (a) The undersigned shall cause the timely and diligent clean up or removal and disposal of all asbestos or material containing asbestos from the Mortgaged Property in accordance with all applicable laws, rules, regulations and guidelines, in no event later than required by any valid governmental or court order to remediate, and assumes the cost, expense and any fines, liabilities or charges levied in connection therewith.

          (b) In the event Borrower or Lender is obligated by any applicable federal, state or local law, ordinance or regulation or otherwise directed by any governmental agency or authority, to clean up, remove or encapsulate or cause the cleanup, removal, or encapsulation of any Hazardous Materials (hereinafter defined) or asbestos or material containing asbestos ("Asbestos") from the Mortgaged Property (as defined in the Mortgage), the undersigned hereby guarantees to Lender that the undersigned (i) shall promptly undertake to arrange for such cleanup, removal and disposal in accordance with all applicable laws, rules, regulations and guidelines, (ii) shall exercise its best efforts to insure that such cleanup, and removal shall be conducted in a timely and diligent manner, and (iii) hereby assumes the cost and expense of such cleanup and removal. The term "Hazardous Materials" as used herein shall include, without limitation, gasoline, petroleum, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, or any other substance or material now or hereafter defined as a hazardous or toxic substance or material by any federal, state or local law, ordinance, rule, or regulation, but excluding Asbestos.

          (c) In the event that any lien is recorded or filed against the Premises pursuant to any federal, state or local law, ordinance, rule or regulation regarding Hazardous Materials or Asbestos, the undersigned hereby guarantee to Lender that the undersigned shall, not later than thirty (30) days following the filing of such lien, satisfy the claim and cause the lien thereunder to be discharged of record (whether by payment, bonding or otherwise).

          (d) In addition to the foregoing, the undersigned shall protect, defend, indemnify and save harmless Lender and its respective officers, directors, shareholders, agents and employees from and against all loss (including diminution in the value of the Premises), cost damage, liability, obligation, causes of action, fine, penalty or expense (including attorney's fees and expenses for investigation, removal, cleanup, and remedial costs incurred to permit continued or resume normal operation of the Mortgaged Property), imposed upon or incurred by or asserted against Lender by reason of (i) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting the Mortgaged Property or any other property or the presence of Asbestos on the Mortgage Property; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials or Asbestos; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials or Asbestos; or (iv) any violation of laws, orders, regulations, requirement, or demands of government authorities, which are based upon or in any way related to such Hazardous Materials or Asbestos including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses.

     2. Each reference herein to Lender shall be deemed to include its successors and assigns, and any other entity or person who is an obligee secured by the Mortgaged Property, to whose favor the provisions of the Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

     3. The undersigned (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

     4. This Guaranty incorporates, by reference, each and every provision concerning environmental obligations and responsibilities of the Mortgagor contained in a certain Mortgage Modification and Extension Agreement executed simultaneously herewith and this Guaranty is not meant to supersede the provisions contained in that Mortgage, but is deemed to be supplemental thereto and shall be construed as a promise independent of the mortgage to meet the obligations contained herein, as well as set forth in the Mortgage.



IN PRESENCE OF:               TOUCHSTONE APPLIED SCIENCE
                              ASSOCIATES, INC.




                              BY:  /s/ ANDREW L. SIMON
                                   --------------------------
                                   ANDREW L. SIMON, PRESIDENT

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ORANGE    )


     On the 28 day of August, 1997 before me personally came ANDREW
L. SIMON, to me known, who, being by me duly sworn, did depose and say that he resides at No. Hunterbrook Rd, Yorktown Heights NY, that he is the President of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.





                                   /s/ MAUREEN CRUSH
                                   --------------------------
                                   Notary Public

                                   MAUREEN CRUSH
                                   Notary Public, State of New York
                                   No. 4892935
                                   Qualified in Greene County
                                   Commission Expires 4/13/99